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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: February 21, 2017
(Date of earliest event reported)

GMS Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37784 (Commission File Number)	46-2931287 (IRS Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia (Address of principal executive offices)	30084 (Zip Code)

(800) 392-4619
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On February 21, 2017, GMS Inc. (the "Company") filed Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-215890) (as amended, the "Registration Statement") with the Securities and Exchange Commission. In the Registration Statement, within the section "Prospectus Summary—Recent Developments," the Company included certain preliminary financial information for the three and nine months ended January 31, 2017. The recent developments included in the Registration Statement are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished in this Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 7.01.Regulation FD Disclosure.

The disclosures contained in Item 2.02 above, including Exhibit 99.1 attached hereto, are hereby incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Recent Developments as of February 21, 2017.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.
By:	/s/ H. Douglas Goforth
	Name:	H. Douglas Goforth
	Title:	Chief Financial Officer

Date: February 21, 2017

 EXHIBIT INDEX

Exhibit No.	Description

99.1	Recent Developments as of February 21, 2017.

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SIGNATURES
EXHIBIT INDEX